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                                                                  EXHIBIT 99.1.2

   Certification Required Under Section 906 of the Sarbanes-Oxley Act of 2002

I, Joan S. Freilich, the Chief Financial Officer of Consolidated Edison, Inc. (the "Company") certify that the Company's Annual Report on Form 10-K for the year ended December 31, 2002, which this statement accompanies, (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Joan S. Freilich
                                                     ----------------------
                                                     Joan S. Freilich


Dated: February 27, 2003